Income taxes	12 Months Ended
Dec. 31, 2016
Income Taxes [Abstract]
Income taxes

4 – Income taxes

The Company’s consolidated effective income tax rate differs from the Canadian, or domestic, statutory federal tax rate. The effective tax rate is affected by recurring items such as tax rates in provincial, U.S. federal, state and other foreign jurisdictions and the proportion of income earned in those jurisdictions. The effective tax rate is also affected by discrete items such as income tax rate enactments and lower tax rates on capital dispositions that may occur in any given year.

The following table provides a reconciliation of income tax expense:

In millions	Year ended December 31,	2016	2015	2014
Canadian statutory federal tax rate		15%	15%	15%
Income tax expense at the Canadian statutory federal tax rate		$739	$731	$654
Income tax expense (recovery) resulting from:
Provincial and foreign taxes (1)		532	550	531
Deferred income tax adjustments due to rate enactments (2)		7	42	-
Gain on disposals (3)		(12)	(11)	(19)
Other (4)		21	24	27
Income tax expense		$1,287	$1,336	$1,193
Cash payments for income taxes		$653	$725	$722

(1)	Includes mainly the impact of Canadian provincial taxes and U.S. federal and state taxes.
(2)	Includes the net income tax expense resulting from the enactment of provincial corporate income tax rates.
(3)	Relates to the permanent differences arising from lower capital gain tax rates on the gain on disposal of the Company’s properties in Canada.
(4)	Includes adjustments relating to the resolution of matters pertaining to prior years' income taxes, including net recognized tax benefits, and other items.

The following table provides tax information on a domestic and foreign basis

In millions	Year ended December 31,	2016	2015	2014
Income before income taxes
Domestic		$3,726	$3,437	$3,042
Foreign		1,201	1,437	1,318
Total income before income taxes		$4,927	$4,874	$4,360
Current income tax expense
Domestic		$568	$640	$522
Foreign		15	96	255
Total current income tax expense		$583	$736	$777
Deferred income tax expense
Domestic		$450	$328	$271
Foreign		254	272	145
Total deferred income tax expense		$704	$600	$416

The following table provides the significant components of deferred income tax assets and liabilities:

In millions	December 31,	2016	2015
Deferred income tax assets
Pension liability		$130	$147
Personal injury and legal claims		66	64
Environmental and other reserves		166	179
Other postretirement benefits liability		83	82
Unrealized foreign exchange losses		58	124
Net operating losses and tax credit carryforwards (1)		23	26
Total deferred income tax assets		$526	$622
Deferred income tax liabilities
Properties		$8,673	$8,303
Pension asset		243	348
Other		83	76
Total deferred income tax liabilities		$8,999	$8,727
Total net deferred income tax liability		$8,473	$8,105
Total net deferred income tax liability
Domestic		$3,334	$3,074
Foreign		5,139	5,031
Total net deferred income tax liability		$8,473	$8,105

(1)	Net operating losses and tax credit carryforwards will expire between the years 2018 and 2036.

On an annual basis, the Company assesses the need to establish a valuation allowance for its deferred income tax assets, and if it is deemed more likely than not that its deferred income tax assets will not be realized, a valuation allowance is recorded. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversals of deferred income tax liabilities, the available carryback and carryforward periods, and projected future taxable income in making this assessment. As at December 31, 2016, in order to fully realize all of the deferred income tax assets, the Company will need to generate future taxable income of approximately $2.1 billion and, based upon the level of historical taxable income and projections of future taxable income over the periods in which the deferred income tax assets are deductible, management believes it is more likely than not that the Company will realize the benefits of these deductible differences. Management has assessed the impacts of the current economic environment and concluded there are no significant impacts to its assertions for the realization of deferred income tax assets. As at December 31, 2016, the Company has not recognized a deferred income tax asset of $242 million (2015 - $234 million) on the unrealized foreign exchange loss recorded in Accumulated other comprehensive loss relating to its net investment in U.S. subsidiaries, as the Company does not expect this temporary difference to reverse in the foreseeable future.

The following table provides a reconciliation of unrecognized tax benefits on the Company’s domestic and foreign tax positions:

In millions	Year ended December 31,	2016	2015	2014
Gross unrecognized tax benefits at beginning of year		$27	$35	$30
Increases for:
Tax positions related to the current year		16	4	3
Tax positions related to prior years		24	8	3
Decreases for:
Settlements		(2)	(14)	-
Lapse of the applicable statute of limitations		(4)	(6)	(1)
Gross unrecognized tax benefits at end of year		$61	$27	$35
Adjustments to reflect tax treaties and other arrangements		(7)	(8)	(6)
Net unrecognized tax benefits at end of year		$54	$19	$29

As at December 31, 2016, the total amount of gross unrecognized tax benefits was $61 million, before considering tax treaties and other arrangements between taxation authorities. The amount of net unrecognized tax benefits as at December 31, 2016 was $54 million. If recognized, $20 million of the net unrecognized tax benefits as at December 31, 2016 would affect the effective tax rate. The Company believes that it is reasonably possible that approximately $7 million of the net unrecognized tax benefits as at December 31, 2016 related to various federal, state, and provincial income tax matters, each of which are individually insignificant, may be resolved over the next twelve months as a result of settlements and a lapse of the applicable statute of limitations.

The Company recognizes accrued interest and penalties related to gross unrecognized tax benefits in Income tax expense in the Company’s Consolidated Statements of Income. For the year ended December 31, 2016, the Company recognized accrued interest and penalties of approximately $2 million (2015 - $1 million; 2014 - $1 million). As at December 31, 2016, the Company had accrued interest and penalties of approximately $4 million (2015 - $4 million).

In Canada, the Company’s federal and provincial income tax returns filed for the years 2011 to 2015 remain subject to examination by the taxation authorities. An examination of the Company's federal income tax returns for the years 2011 and 2012 is currently in progress and is expected to be completed during 2017. In the U.S., the federal income tax returns filed for the years 2013 and 2015 and the state income tax returns filed for the years 2012 to 2015 remain subject to examination by the taxation authorities. Examination of the Company’s U.S. federal income tax return for the year 2014 has been completed and examinations of certain state income tax returns are currently in progress. The Company does not anticipate any significant impacts to its results of operations or financial position as a result of the final resolutions of such matters.